UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22481

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

    Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

    Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2013

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)

As of December 31, 2013

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

In 2013, we saw several records broken and witnessed several improbabilities become realities. In terms of the records broken, total leveraged loan issuance hit $605.0 billion and institutional issuance hit $454.9 billion for the year, exceeding prior records of $535.2 billion and $386.6 billion, respectively, in 2007. The driver for the significant issuance was primarily refinancings, which were 47% of issuance for the year. Issuers took advantage of robust capital markets and low rates to address upcoming maturities or opportunistically remove covenants and reprice their loans. The next record broken was retail inflows, which were $70 billion for the year. Demand for floating rate income-oriented investments by retail investors grew as the possibility of a higher rate environment became evident amid talks of a less accommodative central bank. The demand from retail investors was met with a nominal increase in new supply into the market during the first half of 2013, but became more balanced in the second half of the year. The supply, primarily in the second half of 2013, resulted in the loan market growing from $551.8 billion to $680.9 billion during the year. The other notable development was the resurgence in the collateralized loan obligation (“CLO”) market where issuance hit $81.8 billion for the year, the most since $97.0 billion in 2006. The CLO market was wide open for most of the year as issuers executed a total of 172 deals, which helped absorb new issue supply and drove spreads tighter.

Fundamentally, we saw a benign environment during 2013. Default rates for the year ended at 2.11% by principal amount and 1.61% by number of loans. This compares to a long-term average of 3.24% and 3.07% over the last 15 years. While use of leverage increased during the year, fixed charge coverage, which represents a company’s ability to service their interest expense and capital expenditures, remained strong, largely due to low interest expense. Structures were weaker during the year with a majority of loan issuers executing covenant-lite financings, although history suggests covenant-lite issuers do not exhibit worse default characteristics than loans with covenants.

Based on historical trends, we did not anticipate that 2013 would be a coupon-clipping year. However, it appears that 2013 was an exception where the market earned 5.29% versus a beginning-of-2013 yield of 5.59%. This is the first time in 7 years that this has happened. As we break down the year, we did see significant spread compression during the first quarter of 2013 as supply was insufficient to meet demand, resulting in a wave of repricings. As the year progressed, we saw more stability in supply and demand dynamics, and spreads stabilized. We ended 2013 with spreads on the leveraged loan index of 4.66%, compared to the beginning of the year at 5.29%.

As we head into 2014, market strategists generally are forecasting, in classic fashion, more of the same. Default rates are expected to remain muted, loan issuance is expected to be robust, and new issue CLO and retail demand are expected to be strong. Loans are expected to have another “coupon” year. While we could offer a “safe” outlook with many of the same thoughts as the strategists, a tenet of Apollo is to always look for a contrarian view. Some of our views are as follows:

Our key contrarian prediction is that loans have the potential to see much more technical volatility in 2014 than 2013, creating opportunities for investors that are patient and capital-rich. The open-ended mutual fund investor was primarily responsible for driving demand for loans and causing spreads to tighten significantly in 2013, as noted above. We believe that retail demand will be more erratic in 2014 as the debate over quantitative easing continues. Loans have seen 81 consecutive weeks of positive inflows, and we believe that we are due for a pause or a temporary reversal that could cause a rise in spreads (and a reduction in prices). We look at 2011 to see the impact of a reversal in loan retail flows on prices. During a 5-week period in the summer of 2011, the loan market declined by 5.02% as retail outflows hit $5.5 billion. At that time, retail investors were $80.7 billion, or 15.6%, of the market. Today, retail investors are $161.0 billion, or 23.7%, of the market. Our view is that a reversal in loan mutual fund flows, even a modest one, could result in a relatively large decline in prices. Notably, we believe this decline in prices will be temporary but may result in loans underachieving their coupons for the year.

Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)  (continued)

As of December 31, 2013

While we expect that defaults in 2014 should remain low, we also believe defaults may rise to a level closer to long-term averages over the next few years. We saw an increase in the amount of weak third quarter earnings reports compared to previous quarters, resulting in price declines for underperformers. While there were few themes across earnings, it is clearly becoming a credit picker’s market, as companies across a variety of sectors missed numbers due to poor execution and a lack of cost-cutting opportunities. We do not currently foresee any significant catalysts to cause a broad pick-up in defaults in 2014, given lack of maturities, lack of covenants and low rates, but we do think the shadow interest rate will pick-up in 2014 and result in more defaults in 2015 and 2016.

We appreciate your interest and support in the Funds and hope you have a happy and prosperous new year. If you have any questions about the Funds, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2013 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	83.5%
Senior Secured Bonds	1.1%
Second Lien Secured Loans	9.0%
Second Lien Secured Bonds	0.4%
Senior Unsecured Bonds	5.5%
Equity/Other	0.5%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	4.95%
Weighted Average Fixed-Rate Coupon	9.56%
Weighted Average Days to Reset (floating assets)	57
Weighted Average Modified Duration in years (fixed assets)	3.59
Average Position Size	$2,155,151
Number of Positions	199
Weighted Average Rating	B

Credit Quality (b)
BBB- or Higher	0.3%
BB	6.3%
B	84.1%
CCC+ or Lower	7.0%
Not Rated	2.3%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance and Real Estate	15.5%
Services: Business	11.1%
Healthcare & Pharmaceuticals	7.9%
Telecommunications	7.4%
Media: Broadcasting & Subscription	7.0%
Total	48.9%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
First Data Corp.	2.7%
Intelsat Jackson Holdings, S.A.	1.4%
Tervita Corp.	1.3%
Drillships Financing Holding Inc.	1.3%
Hyperion Insurance Group	1.2%
Onex Carestream Finance L.P.	1.2%
WideOpenWest Finance, LLC	1.2%
National Financial Partners Corp.	1.2%
HGIM Corp.	1.2%
Bats Global Markets, Inc.	1.2%
Total	13.9%

Performance Comparison
	Year Ended December 31, 2013	Since Inception on February 23, 2011 to December 31, 2013
AFT - Stock Price	3.14%(e)	3.41%(e)(f)
AFT - NAV	9.19%(e)	7.13%(e)(f)
S&P/LSTA Leveraged Loan Index	5.29%	4.81%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2013. The quality ratings reflected were issued by Standard & Poor’s Ratings Group (“Standard & Poor’s”), a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), a nationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.

Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2013 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	46.0%
Senior Secured Bonds	11.5%
Second Lien Secured Loans	11.2%
Second Lien Secured Bonds	2.7%
Senior Unsecured Bonds	18.0%
Junior Subordinated Bonds	1.6%
Asset-Backed Securities	9.0%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	5.72%
Weighted Average Fixed-Rate Coupon	8.87%
Weighted Average Days to Reset (floating assets)	54
Weighted Average Modified Duration in years (fixed assets)	3.93
Average Position Size	$2,817,015
Number of Positions	143
Weighted Average Rating	B

Credit Quality (b)
BB	12.3%
B	71.8%
CCC+ or Lower	14.6%
Not Rated	1.3%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance and Real Estate	17.2%
Structured Finance	9.0%
Healthcare & Pharmaceuticals	8.4%
Energy: Oil & Gas	7.3%
Services: Business	7.0%
Total	48.9%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
First Data Corp.	2.8%
Tervita Corp.	2.6%
Avaya, Inc.	2.5%
Stonemor Partners L.P.	2.0%
Molycorp, Inc.	2.0%
InVentiv Health, Inc.	1.9%
Sidewinder Drilling, Inc.	1.8%
Atlas Senior Loan Fund Ltd.	1.7%
Land O’Lakes Capital Trust I	1.6%
TPC Group, LLC	1.6%
Total	20.5%

Performance Comparison
Since Inception on February 25, 2013 to December 31, 2013
AIF - Stock Price	(4.90)%(e)(f)
AIF - NAV	7.94%(e)(f)
S&P/LSTA Leveraged Loan Index	4.00%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2013. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, a nationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Not annualized.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) - 135.1%
AEROSPACE & DEFENSE - 7.5%
Camp International Holding Co.
2013 First Lien Replacement Term Loan, 4.75%, 05/31/19	1,306,800	1,322,044
2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,000,000	1,021,875
Deltek, Inc.
First Lien Term Loan, 5.00%, 10/10/18	2,297,624	2,310,065
Second Lien Term Loan, 10.00%, 10/10/19	1,091,000	1,112,820
ILC Industries, LLC
First Lien Term Loan, 8.00%, 07/11/18	4,625,861	4,637,426
Photonis USA Pennsylvania, Inc.
Term Loan, 8.50%, 09/18/19	3,930,000	3,910,350
Scitor Corp.
Term Loan, 5.00%, 02/15/17 (b)	1,925,710	1,901,638
Sequa Corp.
Initial Term Loan, 5.25%, 06/19/17	960,300	940,575
SI Organization, Inc., The
New Tranche B Term Loan, 5.50%, 11/22/16	244,375	240,404
SRA International, Inc.
Term Loan, 6.50%, 07/20/18	3,785,551	3,790,283
WP CPP Holdings, LLC
First Lien Term Loan, 4.75%, 12/28/19	1,169,547	1,181,242

		22,368,722

AUTOMOTIVE - 1.2%
Fram Group Holdings Inc./Prestone Holdings, Inc.
Second Lien Term Loan, 10.50%, 01/29/18	2,000,000	1,906,670
Metaldyne, LLC
USD Term Loan, 5.00%, 12/18/18	1,530,353	1,549,964
Transtar Holding Co.
First Lien Term Loan, 5.50%, 10/09/18 (b)	189,600	186,756

		3,643,390

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 18.1%
Alliant Holdings I, LLC
Initial Term Loan, 4.25%, 12/20/19	1,414,710	1,422,229
Amwins Group
First Lien New Term Loan, 5.00%, 09/06/19	1,738,931	1,752,338
Asurion, LLC
Incremental Tranche B-1 Term Loan, 4.50%, 05/24/19	4,557,743	4,565,035
Bats Global Markets, Inc.
Term Loan, 7.00%, 12/19/18 (b)	5,100,000	5,131,875
Compass Investors, Inc.
Initial Term Loan, 5.00%, 12/27/19	4,325,392	4,352,426

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE AND REAL ESTATE (continued)
EZE Software Group, LLC
First Lien Initial Term Loan, 4.50%, 04/06/20	671,625	677,082
Second Lien Initial Term Loan, 8.50%, 04/05/21	500,000	509,582
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, 02/28/18 (b)	862,907	869,379
HUB International Ltd.
Term Loan B, 4.75%, 10/02/20	4,788,000	4,853,835
Hyperion Finance S.A.R.L. (United Kingdom)
Term Loan, 5.75%, 10/17/19 (c)	5,400,000	5,389,875
ION Trading Technologies S.A.R.L. (Luxembourg)
First Lien Term Loan, 4.50%, 05/22/20 (c)	1,086,540	1,096,216
KCG Holdings, Inc. (Knight Capital)
Term Loan B, 5.75%, 12/05/17	323,729	325,348
Medical Card System, Inc.
Term Loan, 11.72%, 09/17/15 (b)	4,928,256	4,878,973
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17	793,045	799,322
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17	576,760	581,325
National Financial Partners Corp.
Term Loan B, 5.25%, 07/01/20	5,164,050	5,226,458
Sedgwick Claims Management Services, Inc.
Second Lien Additional Term Loan B, 8.00%, 12/12/18	389,000	396,294
SG Acquisition, Inc.
First Lien Initial Term Loan, 7.25%, 12/21/18 (b)	2,621,464	2,631,295
VFH Parent, LLC
Term Loan, 5.75%, 11/08/19	3,931,167	3,967,196
Walter Investment Management Corp.
Tranche B Term Loan, 12/18/20 (d)	4,331,458	4,348,784

		53,774,867

BEVERAGE, FOOD & TOBACCO - 3.6%
AdvancePierre Foods, Inc.
First Lien Term Loan, 5.75%, 07/10/17	705,696	698,639
Second Lien Term Loan, 9.50%, 10/10/17 (b)	1,013,158	982,763
ARG IH Corp.
Term Loan, 5.00%, 11/15/20	1,920,000	1,933,805
Arysta LifeScience SPC, LLC
First Lien Initial Term Loan, 4.50%, 05/29/20	1,200,965	1,210,164
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,046,941
Del Monte Foods Co.
Term Loan B, 01/26/21 (d)	1,020,000	1,027,012

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
BEVERAGE, FOOD & TOBACCO (continued)
Dole Food Co., Inc.
Tranche B Term Loan, 4.50%, 11/01/18	2,353,333	2,366,571
Performance Food Group, Inc.
Initial Term Loan, 6.25%, 11/14/19	1,544,240	1,555,822

		10,821,717

CAPITAL EQUIPMENT - 1.6%
Air Distribution Technologies, Inc.
Second Lien Initial Term Loan, 9.25%, 05/11/20	1,600,000	1,634,000
Tank Holding Corp. (Roto Acquisition Corp.)
Term Loan 1, 4.25%, 07/09/19 (b)	3,264,839	3,260,757

		4,894,757

CHEMICALS, PLASTICS, & RUBBER - 4.9%
Al Chem & Cy S.C.A. (Luxembourg)
Tranche B-1 Term Loan, 4.50%, 10/04/19 (c)	429,091	433,652
Tranche B-2 Term Loan, 4.50%, 10/04/19 (c)	222,634	225,001
Arizona Chemicals Holdings Corp.
Term Loan, 5.25%, 12/22/17	865,571	872,712
Cyanco Intermediate Corp.
Term Loan, 5.50%, 05/01/20 (d)	4,681,134	4,704,540
Flash Dutch 2 B.V. & U.S. Coatings Acquisition, Inc.
Initial Term Loan B, 4.75%, 02/01/20	4,037,490	4,072,616
OCI Beaumont LLC
Term Loan B-2, 08/20/19 (b) (d)	1,643,932	1,666,536
Tronox Pigments B. V. (Netherlands)
New Term Loan, 4.50%, 03/19/20 (c)	740,280	751,199
Univar, Inc.
Term Loan B, 5.00%, 06/30/17	1,873,064	1,861,489

		14,587,745

CONSUMER GOODS: DURABLE - 1.7%
Bluestem Brands
Term Loan B, 12/06/18 (b) (d)	1,245,857	1,233,399
Britax U.S. Holdings, Inc.
First Lien Term Loan B, 4.50%, 10/15/20	988,523	994,286
FGI Operating Company, LLC
Term Loan B, 5.50%, 04/19/19	2,816,479	2,837,603

		5,065,288

CONSUMER GOODS: NON-DURABLE - 5.0%
Allflex Holdings III, Inc.
Second Lien Initial Term Loan, 8.00%, 07/19/21	2,400,000	2,436,600

	Principal Amount ($)	Value ($)

CONSUMER GOODS: NON-DURABLE (continued)
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	447,500	455,193
Herff Jones, Inc.
Term Loan B, 5.50%, 06/25/19	3,791,569	3,838,963
Insight Pharmaceuticals, LLC
First Lien Term Loan, 6.25%, 08/25/16 (b)	3,227,429	3,223,395
Polyconcept Investments B.V.
Term Loan, 6.00%, 06/28/19	2,521,407	2,530,862
Topps Co., Inc., The
Term Loan, 7.25%, 10/02/18	2,530,000	2,536,325

		15,021,338

CONTAINERS, PACKAGING AND GLASS - 2.7%
Berlin Packaging LLC
Term Loan B, 4.75%, 04/02/19	497,500	502,167
Pelican Products, Inc.
First Lien Repriced Term Loan, 6.25%, 07/11/18	4,770,613	4,797,448
Reynolds Group Holdings, Inc.
Incremental U.S. Term Loan, 4.00%, 12/01/18	2,613,083	2,640,691

		7,940,306

ENERGY: OIL & GAS - 8.3%
Atlas Energy, L.P.
Term Loan, 6.50%, 07/31/19	1,256,850	1,291,413
Azure Midstream Energy, LLC
Term Loan, 6.50%, 11/15/18	898,618	905,357
BBTS Borrower LP
Term Loan, 7.75%, 06/04/19	3,737,265	3,772,302
Bennu Oil & Gas, LLC
Term Loan, 10.25%, 11/01/18 (b)	915,129	924,280
Drillships Financing Holding, Inc.
Tranche B-2 Term Loan, 5.50%, 07/15/16	5,586,000	5,674,454
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20 (b)	1,553,000	1,562,706
HGIM Corp.
Term Loan A, 5.00%, 06/18/18 (b)	5,158,577	5,190,818
Pacific Drilling S.A.
Term Loan, 4.50%, 06/03/18	1,275,590	1,290,744
Power Buyer, LLC
First Lien Delayed Draw Term Loan, 1.85%, 05/06/20 (e)	50,209	49,665
First Lien Initial Term Loan, 4.25%, 05/06/20	918,724	908,770
Sprint Industrial Holdings, Inc.
First Lien Term Loan, 7.00%, 05/14/19 (b)	1,791,000	1,813,388
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20	1,256,505	1,262,002

		24,645,899

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
ENVIRONMENTAL INDUSTRIES - 1.8%
EnergySolutions, LLC (aka
Envirocare of Utah, LLC) Term Loan, 7.25%, 08/15/16	3,138,879	3,178,115
Tervita Corp. (Canada)
Term Loan, 6.25%, 05/15/18 (c)	2,197,395	2,210,788

		5,388,903

FOREST PRODUCTS & PAPER - 0.6%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	1,796,963	1,853,119

HEALTHCARE & PHARMACEUTICALS - 10.4%
ABB/Con-Cise Optical Group, LLC
Term Loan B-1, 4.50%, 02/06/19.	1,529,443	1,532,318
Amneal Pharmaceuticals, LLC
Term Loan B, 5.75%, 11/01/19	2,254,350	2,271,258
Ardent Medical Services, Inc.
First Lien Term Loan, 6.75%, 07/02/18	2,513,610	2,530,376
ATI Holdings, Inc.
Term Loan, 5.00%, 12/20/19	1,090,980	1,097,122
ConvaTec, Inc.
New Term Loan B, 4.00%, 12/22/16	558,172	562,529
DJO Finance, LLC (ReAble
Therapeutics Finance, LLC)
Tranche B Term Loan, 4.75%, 09/15/17	673,200	681,548
Healogics, Inc.
First Lien Term Loan B, 5.25%, 02/05/19	1,028,230	1,038,188
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%, 08/04/16	2,387,546	2,365,163
Term Loan B-3, 7.75%, 05/15/18.	685,221	679,437
Medpace Intermediateco, Inc.
Term Loan B, 5.25%, 06/19/17 (b)	3,509,105	3,509,105
Opal Acquisition, Inc.
First Lien Term Loan, 11/27/20 (d)	4,110,000	4,120,296
Sheridan Holdings, Inc.
Term Loan, 4.50%, 06/29/18	327,419	329,056
Term Loan B, 06/29/18 (d)	2,001,131	2,011,767
Smile Brands Group, Inc.
Term Loan, 7.50%, 08/16/19	3,990,000	3,945,112
Steward Health Care System, LLC
Term Loan, 6.75%, 04/10/20 (b)	1,520,360	1,520,816
U.S. Renal Care, Inc.
Second Lien Term Loan, 10.25%, 01/03/20	818,000	836,916
Tranche B-2 First Lien Term
Loan, 4.25%, 07/03/19	1,769,565	1,778,413

		30,809,420

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES - 9.6%
Active Network, Inc., The (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	2,447,000	2,465,352
Digital Insight Corp.
First Lien Term Loan, 4.75%, 10/16/19	1,299,000	1,301,845
Freescale Semiconductor, Inc.
Tranche B5 Term Loan, 5.00%, 01/15/21	1,945,125	1,969,955
Infor (US), Inc.
Tranche B-2 Term Loan, 5.25%, 04/05/18	2,470,139	2,482,231
Kronos, Inc.
First Lien Incremental Term Loan, 4.50%, 10/30/19	4,715,506	4,765,631
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Initial Term Loan, 5.25%, 08/09/19	2,945,200	2,969,130
Open Link Financial, Inc.
Initial Term Loan, 7.75%, 10/30/17	2,122,680	2,135,066
Shield Finance Co. S.à r.l. (Luxemburg)
Term Loan B, 6.50%, 05/10/19 (c)	1,885,290	1,894,716
Sophia, L.P.
Term Loan B, 4.50%, 07/19/18	1,587,238	1,598,650
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16 (b)	4,220,355	4,236,181
Wall Street Systems Delaware, Inc.
First Lien Term Loan, 5.75%, 10/25/19	1,293,930	1,302,444
Second Lien Term Loan, 9.25%, 10/25/20	1,400,000	1,413,545

		28,534,746

HOTEL, GAMING & LEISURE - 1.6%
Centaur Acquisition, LLC
First Lien Term Loan, 5.25%, 02/20/19	600,463	608,968
Second Lien Term Loan, 8.75%, 02/20/20	826,000	850,780
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 11/19/19	1,105,200	1,124,773
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18 (b)	1,980,000	2,029,500

		4,614,021

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.2%
Cenveo Corp.
Term Loan B, 6.25%, 02/13/17	249,141	251,218
F & W Media, Inc.
Term Loan, 7.75%, 06/30/19	3,184,000	3,072,560
Information Resources, Inc.
Term Loan, 4.75%, 09/30/20	2,916,289	2,936,951

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Merrill Communications, LLC
Term Loan, 03/08/18 (d)	4,040,746	4,129,966
Reader’s Digest Association, Inc., The
Term Loan, 12.50%, 09/30/15 (b)	3,004,805	2,929,685
Springer SBM Two GMBH (Germany)
Initial Term Loan B2, 5.00%, 08/14/20 (c)	5,035,380	5,065,265

		18,385,645

MEDIA: BROADCASTING & SUBSCRIPTION - 8.3%
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18	2,554,020	2,573,175
Gray Television, Inc.
Initial Term Loan, 4.75%, 10/11/19	463,249	466,723
Hargray Communications Group, Inc. (HCP Acquisition, LLC)
Term Loan B, 4.75%, 06/26/19	2,287,505	2,307,521
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.)
Term Loan B, 6.25%, 07/30/20 (b)	2,338,250	2,355,787
Hubbard Radio, LLC
Tranche 1 Term Loan, 4.50%, 04/29/19	670,951	675,705
Learfield Communications, Inc.
First Lien Initial Term Loan, 5.00%, 10/09/20 (b)	1,250,000	1,265,625
SESAC Holdco II, LLC
First Lien Term Loan, 5.00%, 02/07/19	553,410	557,215
Telecommunications Management, LLC
Term Loan 1, 5.00%, 04/30/20 (b)	964,145	965,355
Term Loan 2, 9.00%, 10/30/20 (b)	573,483	584,952
TWCC Holding Corp.
Second Lien Term Loan, 7.00%, 06/26/20	4,120,000	4,243,621
Univision Communications Inc. 2013 Converted Extended First
Lien Term Loan, 4.50%, 03/01/20	3,459,488	3,481,386
WideOpenWest Finance, LLC
Term Loan B, 4.75%, 04/01/19	5,196,938	5,232,017

		24,709,082

MEDIA: DIVERSIFIED & PRODUCTION - 1.2%
Tech Finance & Co. S.C.A. (France)
New Term Loan B, 7.25%, 07/11/20 (c)	3,652,763	3,692,559

	Principal Amount ($)	Value ($)

METALS & MINING - 1.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) (Australia)
Term Loan, 4.25%, 06/30/19 (c)	698,250	708,287
Oxbow Carbon, LLC (Oxbow Calcining, LLC)
Term Loan B, 8.00%, 01/19/20	2,000,000	2,041,260
Waupaca Foundry, Inc.
Term Loan, 4.50%, 06/29/17	477,666	478,860

		3,228,407

RETAIL - 6.9%
99¢ Only Stores
Tranche B-2 Term Loan, 4.50%, 01/11/19	3,816,885	3,851,713
Charming Charlie, Inc.
Term Loan B, 12/18/19 (b) (d)	1,161,000	1,161,000
Evergreen Acqco 1 LP
New Term Loan, 5.00%, 07/09/19	3,841,477	3,861,280
Gymboree Corp., The
Term Loan 2011, 5.00%, 02/23/18	1,945,591	1,823,991
HMK Intermediate Holdings, LLC
Term Loan, 5.75%, 03/30/19 (b)	1,129,875	1,136,937
Neiman Marcus Group Inc., The
Term Loan, 5.00%, 10/25/20	1,520,000	1,541,219
Sears Roebuck Acceptance Corp. (KMART Corp.)
Term Loan, 5.50%, 06/30/18	3,020,000	3,044,900
Smart & Final, Inc.
First Lien Term Loan, 4.75%, 11/15/19	3,183,229	3,182,433
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 6.00%, 11/27/19	1,060,000	1,071,925

		20,675,398

SERVICES: BUSINESS - 16.2%
ARC Document Solutions, Inc.
Term Loan B, 12/19/18 (d)	2,490,000	2,483,775
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%, 03/16/17	1,608,202	1,616,493
Second Lien Initial Term Loan, 10.00%, 03/16/18	3,000,000	3,056,250
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	3,322,744	3,346,119
GCA Services Group, Inc.
Initial Term Loan, 5.25%, 11/01/19	939,819	943,343
Second Lien Initial Term Loan, 9.25%, 11/01/20	834,400	848,873
Global Cash Access, Inc.
Term Loan, 4.00%, 03/01/16	1,471,429	1,480,014
Infogroup, Inc.
Term Loan B, 05/26/18 (b) (d)	3,189,447	2,607,373
Lineage Logistics, LLC
Term Loan, 4.50%, 04/26/19	3,536,230	3,540,650

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
SERVICES: BUSINESS (continued)
Mirror Bidco Corp.
Term Loan, 5.25%, 12/28/19	931,590	938,582
Onex Carestream Finance LP
First Lien 2013 Term Loan, 5.00%, 06/07/19	4,218,825	4,278,416
Second Lien Term Loan, 9.50%, 12/07/19	1,000,000	1,021,250
Patheon, Inc. (Canada)
Initial Term Loan, 7.25%, 12/14/18 (c)	2,309,670	2,336,624
SGS Cayman, L.P. (Cayman Islands)
Term Loan, 7.25%, 03/06/19 (b) (c)	1,483,448	1,487,157
SMG
First Lien Term Loan, 5.50%, 06/07/18 (b)	1,474,887	1,478,574
Second Lien Term Loan, 10.75%, 12/07/18 (b)	1,000,000	1,005,000
SNL Financial LC
Term Loan, 5.50%, 10/23/18	979,040	983,935
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19 (b)	2,532,275	2,544,936
Sutherland Global Services, Inc.
U.S. Tranche Term Loan, 7.25%, 03/06/19 (b)	3,284,777	3,292,989
TransFirst Holdings, Inc.
First Lien Term Loan B-1, 4.75%, 12/27/17	1,331,575	1,335,903
Second Lien Initial Term Loan, 11.00%, 06/27/18	2,500,000	2,536,462
TriNet HR Corp.
Term Loan B-2, 5.00%, 08/20/20.	3,999,975	4,039,975
Washington Inventory Service
First Lien U.S. Term Loan, 5.75%, 12/20/18 (b)	903,870	909,524

		48,112,217

SERVICES: CONSUMER - 0.7%
Laureate Education, Inc.
New Series 2018 Extended Term Loan, 06/15/18 (d)	2,069,682	2,084,346

TELECOMMUNICATIONS - 9.6%
Avaya, Inc.
Term Loan B-3, 4.74%, 10/26/17.	2,403,349	2,357,685
Fibertech Networks, LLC
Term Loan, 4.50%, 12/18/19	3,126,420	3,153,792
Global Tel*Link Corp.
First Lien Term Loan, 5.00%, 05/23/20	4,301,381	4,214,020
Grande Communications Networks, LLC
Term Loan B, 4.50%, 05/29/20	5,021,249	5,028,580
Integra Telecom Holdings, Inc.
Replacement Term Loan, 5.25%, 02/22/19	1,067,930	1,083,949

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS (continued)
LTS Buyer LLC (Sidera Networks, Inc.)
Second Lien Term Loan, 8.00%, 04/12/21	722,000	730,426
Securus Technologies Holdings, Inc.
First Lien Initial Term Loan, 4.75%, 04/30/20	1,580,040	1,566,704
Second Lien New Term Loan 2, 9.00%, 04/30/21 (d)	2,800,000	2,785,132
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,876,675	4,896,182
Zayo Group LLC (Zayo Capital, Inc.)
Term Loan, 4.00%, 07/02/19	2,885,248	2,891,971

		28,708,441

TRANSPORTATION: CARGO - 1.8%
American Petroleum Tankers Parent, LLC
Term Loan, 4.75%, 10/02/19	490,650	492,490
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19	1,126,488	1,127,896
YRC Worldwide, Inc.
Term Loan B, 11.75%, 09/30/14	3,665,625	3,700,009

		5,320,395

TRANSPORTATION: CONSUMER - 3.5%
Landmark Aviation FBO Canada, Inc. (Canada)
Canadian Term Loan, 4.75%, 10/25/19 (c)	188,568	190,101
First Lien Initial Term Loan, 4.75%, 10/25/19	2,795,092	2,817,816
Sabre, Inc.
Term Loan B, 5.25%, 02/19/19	1,686,838	1,702,129
Travel Leaders Group, LLC
Term Loan B, 7.00%, 12/05/18	1,221,429	1,206,161
Travelport, LLC
New Term Loan B, 6.25%, 06/26/19	3,202,905	3,290,985
U.S. Airways Group, Inc.
Tranche B-1 Term Loan, 4.00%, 05/23/19	1,234,000	1,243,872

		10,451,064

UTILITIES: ELECTRIC - 1.0%
La Frontera Generation, LLC
Term Loan, 4.50%, 09/30/20	1,594,561	1,613,998
Panda Sherman Power, LLC
Construction Term Loan Advances, 9.00%, 09/14/18 (b)	1,200,000	1,236,000

		2,849,998

Total Senior Loans
(Cost $396,107,475)		402,181,790

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds - 10.1%
BANKING, FINANCE, INSURANCE AND REAL ESTATE - 4.5%
First Data Corp.
12.63%, 01/15/21	10,000,000	11,787,500
KCG Holdings, Inc. (Knight Capital)
8.25%, 06/15/18 (b) (f)	1,667,000	1,762,852

		13,550,352

ENVIRONMENTAL INDUSTRIES - 1.2%
Tervita Corp. (Canada)
8.00%, 11/15/18 (c) (f)	1,000,000	1,037,500
9.75%, 11/01/19 (c) (f)	2,604,000	2,564,940

		3,602,440

HEALTHCARE & PHARMACEUTICALS - 1.2%
Valeant Pharmaceuticals
International, Inc. (Canada) 7.50%, 07/15/21 (c) (f)	3,200,000	3,528,000

MEDIA: BROADCASTING & SUBSCRIPTION - 2.0%
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%, 08/01/23 (c) (f)	5,000,000	4,775,000
7.75%, 06/01/21 (c) (f)	1,000,000	1,076,250

		5,851,250

METALS & MINING - 0.1%
Murray Energy Corp.
8.63%, 06/15/21 (f)	300,000	312,000

TELECOMMUNICATIONS - 1.1%
Avanti Communications Group PLC (United Kingdom)
10.00%, 10/01/19 (c) (f)	3,333,000	3,366,330

Total Corporate Notes and Bonds
(Cost $28,650,756)		30,210,372

	Shares Amount	Value ($)

Common Stocks - 0.7%
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.7%
Reader’s Digest Association, Inc., The (b)	50,210	2,058,610

Total Common Stocks
(Cost $5,212,858)		2,058,610

Warrants - 0.0%
BANKING, FINANCE, INSURANCE AND REAL ESTATE - 0.0%
Medical Card System, Inc.
07/26/18 (b)	54,913	8,237

Total Warrants
(Cost $ — )		8,237

Total Investments-145.9%		434,459,009
(Cost of $429,971,089)
Other Assets & Liabilities,
Net-5.6%		16,656,479
Loan Outstanding-(41.2)%		(122,704,615)
Series A Preferred Shares-(10.3)%		(30,680,000)

Net Assets (Applicable to Common Shares)-100.0%		297,730,873

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at December 31, 2013. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)	Foreign issuer traded in U.S. dollars.
(d)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(e)	Senior Loan assets have additional unfunded loan commitments. As of December 31, 2013, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment
Power Buyer, LLC	$64,505

(f)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2013, these securities amounted to $18,422,872, or 6.2% of net assets.

12  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) - 82.2%
AEROSPACE & DEFENSE - 4.9%
Camp International Holding Co.
2013 Second Lien Replacement Term Loan, 11/29/19 (b)	1,350,000	1,379,531
ILC Industries, LLC
11.50%, 07/11/19 (c)	4,000,000	3,840,000
Photonis USA Pennsylvania, Inc.
Term Loan, 8.50%, 09/18/19	3,930,000	3,910,350
SRA International, Inc.
Term Loan, 6.50%, 07/20/18	3,099,163	3,103,037
WP CPP Holdings, LLC
Second Lien Term Loan B-1, 8.75%, 04/30/21	1,435,000	1,463,700

		13,696,618

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 14.9%
Bats Global Markets, Inc.
Term Loan, 7.00%, 12/19/18 (c)	2,550,000	2,565,938
EZE Software Group, LLC
Second Lien Initial Term Loan, 8.50%, 04/05/21	736,000	750,105
First Data Corp.
2018 Dollar Term Loan, 4.17%, 03/23/18	4,000,000	4,013,040
HUB International Ltd.
Term Loan B, 4.75%, 10/02/20	4,788,000	4,853,835
Hyperion Finance S.A.R.L. (United Kingdom)
Term Loan, 5.75%, 10/17/19 (d)	5,400,000	5,389,875
ION Trading Technologies S.A.R.L. (Luxemburg)
Second Lien Term Loan, 8.25%, 05/22/21 (d)	1,487,000	1,519,536
KCG Holdings, Inc. (Knight Capital)
Term Loan B, 5.75%, 12/05/17	323,729	325,348
Medical Card System, Inc.
Term Loan, 11.72%, 09/17/15 (c)	4,549,159	4,503,668
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17	1,367,024	1,377,844
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17	994,200	1,002,069
National Financial Partners Corp.
Term Loan B, 5.25%, 07/01/20	5,164,050	5,226,458
Nuveen Investments, Inc.
Tranche B First Lien Term Loan, 4.17%, 05/13/17	2,286,000	2,280,285
Sedgwick Claims Management Services, Inc.
Second Lien Additional Term Loan B, 8.00%, 12/12/18	1,169,000	1,190,919
VFH Parent, LLC
Term Loan, 5.75%, 11/08/19	4,405,377	4,445,752

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE AND REAL ESTATE (continued)
Walter Investment Management Corp.
Tranche B Term Loan, 12/18/20 (b)	2,557,697	2,567,928

		42,012,600

BEVERAGE, FOOD & TOBACCO - 1.9%
ARG IH Corp.
Term Loan, 5.00%, 11/15/20	1,920,000	1,933,805
Arysta LifeScience SPC, LLC
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,046,941
Del Monte Foods Co.
Term Loan, 07/26/21 (b)	1,520,000	1,539,000
Dole Food Co., Inc.
Tranche B Term Loan, 4.50%, 11/01/18	853,333	858,133

		5,377,879

CHEMICALS, PLASTICS, & RUBBER - 1.7%
Cyanco Intermediate Corp.
Term Loan, 05/01/20 (b)	3,187,362	3,203,299
OCI Beaumont LLC
Term Loan B-2, 08/20/19 (b) (c)	1,643,932	1,666,536

		4,869,835

CONSUMER GOODS: DURABLE - 0.6%
Bluestem Brands
Term Loan B, 12/06/18 (b) (c)	1,245,857	1,233,399
FGI Operating Company, LLC
Term Loan B, 5.50%, 04/19/19	498,739	502,480

		1,735,879

CONSUMER GOODS: NON-DURABLE - 4.7%
Allflex Holdings III, Inc.
Second Lien Initial Term Loan, 8.00%, 07/19/21	2,400,000	2,436,600
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	447,500	455,193
Herff Jones, Inc.
Term Loan B, 5.50%, 06/25/19	3,791,569	3,838,963
Insight Pharmaceuticals, LLC
First Lien Term Loan, 6.25%, 08/25/16 (c)	500,000	499,375
Polyconcept Investments B.V.
Term Loan, 6.00%, 06/28/19	3,361,876	3,374,483
Topps Co., Inc., The
Term Loan, 7.25%, 10/02/18	2,530,000	2,536,325

		13,140,939

ENERGY: OIL & GAS - 6.1%
Atlas Energy, L.P.
Term Loan, 6.50%, 07/31/19	1,256,850	1,291,413
Azure Midstream Energy, LLC
Term Loan, 6.50%, 11/15/18	898,618	905,357
BBTS Borrower LP
Term Loan, 7.75%, 06/04/19	2,742,278	2,767,986

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
ENERGY: OIL & GAS (continued)
Bennu Oil & Gas, LLC
Term Loan, 10.25%, 11/01/18 (c)	915,129	924,280
Drillships Financing Holding, Inc.
Tranche B-2 Term Loan, 5.50%, 07/15/16	5,586,000	5,674,454
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20 (c)	1,553,000	1,562,706
HGIM Corp.
Term Loan A, 5.00%, 06/18/18 (c)	768,275	773,077
Sprint Industrial Holdings, Inc.
First Lien Term Loan, 7.00%, 05/14/19 (c)	1,791,000	1,813,388
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20	1,507,608	1,514,203

		17,226,864

ENVIRONMENTAL INDUSTRIES - 1.1%
Tervita Corp. (Canada)
Term Loan, 6.25%, 05/15/18 (d)	2,977,500	2,995,648

FOREST PRODUCTS & PAPER - 0.8%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	2,155,975	2,223,350

HEALTHCARE & PHARMACEUTICALS - 6.7%
Amneal Pharmaceuticals, LLC
Term Loan B, 5.75%, 11/01/19	2,254,350	2,271,258
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%, 08/04/16	446,030	441,848
Medpace Intermediateco, Inc.
Term Loan B, 5.25%, 06/19/17 (c)	1,541,768	1,541,768
Opal Acquisition, Inc.
First Lien Term Loan, 11/27/20 (b)	4,110,000	4,120,296
Sheridan Holdings, Inc.
Second Lien Term Loan, 12/20/21 (b)	1,365,000	1,377,804
Smile Brands Group, Inc.
Term Loan, 7.50%, 08/16/19	3,990,000	3,945,112
Steward Health Care System, LLC
Term Loan, 6.75%, 04/10/20 (c)	1,520,360	1,520,816
U.S. Renal Care, Inc.
New Term Loan 2, 8.50%, 07/03/20	1,010,000	1,025,150
Tranche B-2 First Lien Term Loan, 4.25%, 07/03/19	2,660,022	2,673,322

		18,917,374

HIGH TECH INDUSTRIES - 2.9%
Active Network, Inc., The (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	978,000	985,335

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)
Second Lien Term Loan, 9.50%, 11/15/21	2,820,000	2,876,400
Digital Insight Corp.
First Lien Term Loan, 4.75%, 10/16/19	1,299,000	1,301,845
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Initial Term Loan, 5.25%, 08/09/19	2,945,200	2,969,130

		8,132,710

HOTEL, GAMING & LEISURE - 2.6%
Centaur Acquisition, LLC
First Lien Term Loan, 5.25%, 02/20/19	992,500	1,006,559
Second Lien Term Loan, 8.75%, 02/20/20	3,000,000	3,090,000
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 11/19/19	1,105,200	1,124,773
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18 (c)	1,984,962	2,034,586

		7,255,918

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.7%
Cenveo Corp.
Term Loan B, 6.25%, 02/13/17	299,194	301,688
F & W Media, Inc.
Term Loan, 7.75%, 06/30/19	3,184,000	3,072,560
Information Resources, Inc.
Term Loan, 4.75%, 09/30/20	1,075,213	1,082,831
Merrill Communications, LLC
Term Loan, 03/08/18 (b)	4,720,622	4,824,854
Springer SBM Two GMBH (Germany)
Initial Term Loan B2, 5.00%, 08/14/20 (d)	4,037,880	4,061,845

		13,343,778

MEDIA: BROADCASTING & SUBSCRIPTION - 3.8%
Hargray Communications Group,
Inc. (HCP Acquisition, LLC)
Term Loan B, 4.75%, 06/26/19	2,287,505	2,307,521
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.)
Term Loan B, 6.25%, 07/30/20 (c)	2,338,250	2,355,787
Learfield Communications, Inc.
First Lien Initial Term Loan, 5.00%, 10/09/20 (c)	1,250,000	1,265,625
Telecommunications Management, LLC
Term Loan 1, 5.00%, 04/30/20 (c)	964,145	965,355
Term Loan 2, 9.00%, 10/30/20 (c)	860,224	877,429
TWCC Holding Corp.
Second Lien Term Loan, 7.00%, 06/26/20	2,870,000	2,956,114

		10,727,831

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: DIVERSIFIED & PRODUCTION - 1.3%
Tech Finance & Co. S.C.A. (France)
New Term Loan B, 7.25%, 07/11/20 (d)	3,652,763	3,692,559

METALS & MINING - 1.1%
Oxbow Carbon, LLC (Oxbow Calcining, LLC)
Term Loan B, 8.00%, 01/19/20	3,000,000	3,061,890

RETAIL - 2.4%
Charming Charlie, Inc.
Term Loan B, 12/18/19 (b) (c)	1,161,000	1,161,000
Neiman Marcus Group Inc., The
Term Loan, 5.00%, 10/25/20	1,520,000	1,541,219
Sears Roebuck Acceptance Corp. (KMART Corp.)
Term Loan, 5.50%, 06/30/18	3,020,000	3,044,900
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 6.00%, 11/27/19	1,060,000	1,071,925

		6,819,044

SERVICES: BUSINESS - 10.0%
Applied Systems, Inc.
Second Lien Term Loan, 8.25%, 06/08/17	3,000,000	3,018,750
ARC Document Solutions, Inc.
Term Loan B, 12/19/18 (b)	2,490,000	2,483,775
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	2,122,860	2,137,795
Infogroup, Inc.
Term Loan B, 05/26/18 (b) (c)	3,078,071	2,516,323
Onex Carestream Finance LP
Second Lien Term Loan, 9.50%, 12/07/19	5,639,588	5,759,429
SGS Cayman, L.P. (Cayman Islands)
Term Loan, 7.25%, 03/06/19 (c) (d)	1,791,776	1,796,255
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19 (c)	2,532,275	2,544,936
Sutherland Global Services, Inc.
U.S. Tranche Term Loan, 7.25%, 03/06/19 (c)	3,967,503	3,977,422
TriNet HR Corp.
Term Loan B2, 5.00%, 08/20/20	3,999,975	4,039,975

		28,274,660

SERVICES: CONSUMER - 1.2%
Laureate Education, Inc.
New Series 2018 Extended Term Loan, 5.00%, 06/15/18	3,435,771	3,460,113

TELECOMMUNICATIONS - 5.5%
Avaya, Inc.
Term Loan B-5, 8.00%, 03/31/18.	3,953,850	4,019,089

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS (continued)
Global Tel*Link Corp.
First Lien Term Loan, 5.00%, 05/23/20	2,718,771	2,663,553
LTS Buyer LLC (Sidera Networks, Inc.)
Second Lien Term Loan, 8.00%, 04/12/21	1,444,000	1,460,852
Securus Technologies Holdings, Inc.
Second Lien New Term Loan 2, 04/30/21 (b)	5,000,000	4,973,450
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	2,517,594	2,527,664

		15,644,608

TRANSPORTATION: CARGO - 0.6%
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19	1,689,235	1,691,347

TRANSPORTATION: CONSUMER - 2.7%
Sabre, Inc.
Term Loan B, 5.25%, 02/19/19	1,493,437	1,506,975
Travel Leaders Group, LLC
Term Loan B, 7.00%, 12/05/18	1,221,429	1,206,161
Travelport, LLC
New Term Loan B, 6.25%, 06/26/19	4,716,300	4,845,998

		7,559,134

Total Senior Loans
(Cost $228,304,366)		231,860,578

Corporate Notes and Bonds - 48.6%
AEROSPACE & DEFENSE - 0.3%
DynCorp International, Inc.
10.38%, 07/01/17	750,000	770,625

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 9.9%
First Data Corp.
10.63%, 06/15/21 (e)	5,000,000	5,443,750
11.25%, 01/15/21 (e)	1,800,000	1,995,750
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.38%, 04/01/20 (c) (e)	5,500,000	5,747,500
KCG Holdings, Inc. (Knight Capital)
8.25%, 06/15/18 (c) (e)	5,667,000	5,992,852
Nationstar Mortgage, LLC
6.50%, 07/01/21	3,860,000	3,695,950
SquareTwo Financial Corp
11.63%, 04/01/17	4,782,000	4,967,302

		27,843,104

BEVERAGE, FOOD & TOBACCO - 4.4%
Chiquita Brands International, Inc., LLC
7.88%, 02/01/21 (e)	5,400,000	5,859,000
Land O’Lakes Capital Trust I
7.45%, 03/15/28 (e)	6,719,000	6,517,430

		12,376,430

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)
CHEMICALS, PLASTICS, & RUBBER - 5.4%
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18 (e)	3,600,000	3,942,000
Rentech Nitrogen Partners LP / Rentech Nitrogen Finance Corp.
6.50%, 04/15/21 (e)	5,000,000	4,850,000
TPC Group, LLC
8.75%, 12/15/20 (e)	6,000,000	6,405,000

		15,197,000

CONSUMER GOODS: NON-DURABLE - 1.8%
American Greetings Corp.
7.38%, 12/01/21 (c)	5,000,000	5,037,500

ENERGY: OIL & GAS - 4.4%
Sidewinder Drilling, Inc.
9.75%, 11/15/19 (c) (e)	8,000,000	7,120,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50%, 07/01/21 (c) (e)	5,000,000	5,250,000

		12,370,000

ENVIRONMENTAL INDUSTRIES - 2.6%
Tervita Corp. (Canada)
8.00%, 11/15/18 (d) (e)	2,000,000	2,075,000
9.75%, 11/01/19 (d) (e)	3,800,000	3,743,000
10.88%, 02/15/18 (d) (e)	1,585,000	1,618,681

		7,436,681

HEALTHCARE & PHARMACEUTICALS - 5.3%
CRC Health Corp.
10.75%, 02/01/16	4,000,000	4,017,500
InVentiv Health, Inc.
11.00%, 08/15/18 (e)	7,000,000	6,230,000
11.00%, 08/15/18 (c) (e)	1,255,000	1,113,812
Valeant Pharmaceuticals International, Inc. (Canada)
7.50%, 07/15/21 (d) (e)	3,200,000	3,528,000

		14,889,312

HOTEL, GAMING & LEISURE - 1.8%
Diamond Resorts Corp.
12.00%, 08/15/18	2,622,000	2,910,420
DreamWorks Animation SKG, Inc.
6.88%, 08/15/20 (e)	2,000,000	2,125,000

		5,035,420

MEDIA: BROADCASTING & SUBSCRIPTION - 3.4%
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%, 08/01/23 (d) (e)	5,000,000	4,775,000
Nara Cable Funding Ltd. (Ireland)
8.88%, 12/01/18 (d) (e)	2,625,000	2,835,000
Ono Finance II PLC (Ireland)
10.88%, 07/15/19 (d) (e)	1,800,000	1,980,000

		9,590,000

	Principal Amount ($)	Value ($)

METALS & MINING - 3.0%
Molycorp, Inc.
10.00%, 06/01/20	8,000,000	7,980,000
SunCoke Energy Partners, L.P.
7.38%, 02/01/20 (c) (e)	606,000	636,299

		8,616,299

SERVICES: CONSUMER - 2.9%
StoneMor Partners LP / Cornerstone Family Services of WV
7.88%, 06/01/21 (e)	7,921,000	8,277,445

TELECOMMUNICATIONS - 3.4%
Avanti Communications Group PLC (United Kingdom)
10.00%, 10/01/19 (d) (e)	3,333,000	3,366,330
Avaya, Inc.
9.00%, 04/01/19 (e)	6,000,000	6,300,000

		9,666,330

Total Corporate Notes and Bonds
(Cost $135,959,301)		137,106,146

Asset-Backed Securities (f) - 13.0%
Ares CLO Ltd. (Cayman Islands)
Series 2012-2X, Class E, 5.97%, 10/12/23 (d) (g)	5,000,000	4,894,750
Atlas Senior Loan Fund Ltd. (Cayman Islands)
Series 2012-1A, Class B2L, 6.49%, 08/15/24 (d) (e) (g)	2,000,000	1,994,900
Series 2012-1A, Class B3L, 7.74%, 08/15/24 (c) (d) (e) (g) .	5,000,000	5,000,000
Avalon IV Capital, Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.34%, 04/17/23 (d) (e) (g)	4,500,000	4,478,175
Battalion CLO III Ltd. (Cayman Islands)
Series 2012-3A, Class D, 5.55%, 01/18/25 (d) (e) (g)	1,650,000	1,576,822
Cent CLO 17 (Cayman Islands)
Series 2013-17A, Class D, 6.24%, 01/30/25 (c) (d) (e) (g) .	4,000,000	3,942,000
Cent CLO LP (Cayman Islands)
Series 2012-16X, Class D, 6.24%, 08/01/24 (d) (g)	2,000,000	1,977,867
CIFC Funding Ltd. (Cayman Islands)
Series 2012-1X, Class B2L, 7.24%, 08/14/24 (c) (d) (g)	2,000,000	2,005,000
Series 2012-2X, Class B2L, 6.24%, 12/05/24 (c) (d) (g)	3,000,000	2,964,000
Dryden XXIV Senior Loan Fund (Cayman Islands)
Series 2012-24A, Class E, Collateralized Loan Obligation, 6.14%, 11/15/23 (d) (e) (g)	1,000,000	984,750

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2013

	Principal Amount ($)	Value ($)

Asset-Backed Securities (f) (continued)
JFIN CLO 2012 Ltd. (Cayman Islands)
Series 2012-1A, Class D, 5.74%, 07/20/23 (d) (e) (g)	3,000,000	2,874,150
Marea CLO Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.34%, 10/16/23 (c) (d) (e) (g)	4,000,000	4,002,800

Total Asset-Backed Securities
(Cost $36,386,373)		36,695,214

Warrants - 0.0%
BANKING, FINANCE, INSURANCE AND REAL ESTATE - 0.0%
Medical Card System, Inc.
07/26/18 (c)	50,689	7,603

Total Warrants
(Cost $ — )		7,603

Total Investments-143.8%		405,669,541
(Cost of $400,650,040)
Other Assets & Liabilities,
Net-5.1%		14,507,388
Loan Outstanding-(48.9)%		(138,000,000)

Net Assets -100.0%		282,176,929

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at December 31, 2013. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(d)	Foreign issuer traded in U.S. dollars.
(e)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2013, these securities amounted to $132,580,446, or 47.0% of net assets.
(f)	Asset-backed securities include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
(g)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2013.

See accompanying Notes to Financial Statements.  |  17

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2013

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $429,971,089 and $400,650,040, respectively)	$434,459,009	$405,669,541
Cash and cash equivalents	21,698,530	19,484,678
Interest receivable	2,879,408	4,711,831
Receivable for investment securities sold	7,416,647	7,723,116
Deferred financing costs	433,556	141,959
Prepaid expenses	55,055	55,055

Total Assets	$466,942,205	$437,786,180

Liabilities:

Borrowings under credit facility (Note 8)	$122,704,615	$138,000,000
Payable for investment securities purchased	14,024,801	16,006,339
Interest payable	516,887	220,841
Unrealized depreciation on unfunded transactions (Note 9)	381	—
Distributions payable to common shareholders	114,242	140,754
Investment advisory fee payable	383,179	356,509
Accumulated distribution payable to preferred shareholders	168,440	—
Other payables and accrued expenses due to affiliates	273,185	578,231
Other payables and accrued expenses (Note 9)	345,602	306,577

Total Liabilities	138,531,332	155,609,251

Net Assets including Series A Preferred Shares	$328,410,873	$282,176,929

Series A Preferred Shares
($0.001 par value, 1,534 authorized and issued with liquidation preference of $20,000 per share)	$30,680,000	$—

Net Assets (Applicable to Common Shareholders)	$297,730,873	$282,176,929

Net Assets Consist of:

Par value of common shares ($0.001 par value, 999,998,466 and 1,000,000,000 shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$15,573	$14,464
Paid-in capital in excess of par value of common shares	296,698,465	275,641,114
Undistributed net investment income	1,543,192	1,106,712
Accumulated net realized (loss)/gain from investments	(5,013,896)	395,138
Net unrealized appreciation on investments and unfunded transactions	4,487,539	5,019,501

Net Assets (Applicable to Common Shareholders)	$297,730,873	$282,176,929

Number of Common Shares outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$19.12	$19.51

18  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year or Period Ended December 31, 2013

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.*
Investment Income:

Interest	$29,687,494	$20,821,740

Total Investment Income	29,687,494	20,821,740

Expenses:

Investment advisory fee (Note 3)	4,493,778	3,178,782
Interest and commitment fee expense (Note 8)	2,087,659	1,273,485
Audit and legal fees	470,371	337,420
Administrative services of the Adviser (Note 3)	560,969	407,768
Insurance expense	386,906	303,784
Amortization of deferred financing costs (Note 8)	349,561	73,937
Board of Directors fees (Note 3)	90,604	103,736
Other operating expenses (Note 3)	451,058	326,722

Total Expenses	8,890,906	6,005,634
Expense reimbursement waived by Adviser (Note 3)	—	(59,351)

Net Expenses	8,890,906	5,946,283

Net Investment Income	20,796,588	14,875,457

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized (loss)/gain on investments	(3,951,563)	569,675
Net change in unrealized appreciation/(depreciation) on investments and on unfunded transactions (Note 9)	9,536,604	5,019,501

Net realized and unrealized gain on investments	5,585,041	5,589,176

Distributions to Preferred Shareholders:

From net investment income	(677,510)	—

Net increase in net assets, available to common shareholders, resulting from operations	$25,704,119	$20,464,633

*	For the period from February 25, 2013 (commencement of operations) to December 31, 2013.

See accompanying Notes to Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets:

From Operations

Net investment income	$20,796,588	$21,470,829
Net realized loss on investments	(3,951,563)	(1,019,683)
Net change in unrealized appreciation/(depreciation) on investments and unfundedtransactions	9,536,604	17,887,503
Distributions to preferred shareholders	(677,510)	(738,358)

Net increase in net assets from operations	25,704,119	37,600,291

Distributions to Common Shareholders

From net investment income	(19,606,326)	(21,312,205)
From realized gain on investments	—	(137,220)*

Total distributions to common shareholders	(19,606,326)	(21,449,425)

Capital Transactions from Common Shares

Reinvestment of dividends	811,136	1,021,185

Net increase in net assets from share transactions	811,136	1,021,185

Total increase in net assets	$6,908,929	$17,172,051

Net Assets Applicable to Common Shares

Beginning of year	290,821,944	273,649,893

End of year	$297,730,873	$290,821,944

Undistributed net investment income	$1,543,192	$999,427

*	Amount stated reflects the nature of the underlying short-term investment transactions.

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Changes in Net Assets

Period Ended December 31, 2013*

Increase in Net Assets:

From Operations

Net investment income	$14,875,457
Net realized gain on investments	569,675
Net change in unrealized appreciation/(depreciation) on investments	5,019,501

Net increase in net assets from operations	20,464,633

Distributions to Common Shareholders

From net investment income	(13,797,712)
From realized gain on investments	(174,537)

Total distributions to common shareholders	(13,972,249)

Capital Transactions from Common Shares

Proceeds from sale of common shares	276,162,889
Offering costs (Note 6)	(578,352)

Net increase in net assets from share transactions	275,584,537

Total increase in net assets	$282,076,921

Net Assets Applicable to Common Shares

Beginning of period**	100,008

End of period	$282,176,929

Undistributed net investment income	$1,106,712

*	For the period from February 25, 2013 (commencement of operations) to December 31, 2013.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

See accompanying Notes to Financial Statements.  |  21

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2013

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$26,381,629

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized loss on investments	3,951,563
Net change in unrealized (appreciation)/depreciation on investments and on unfunded transactions	(9,536,604)
Net amortization/(accretion) of premium/(discount)	(849,056)
Purchase of investment securities	(334,865,170)
Proceeds from disposition of investment securities	326,291,753
Amortization of deferred financing costs	349,561
Changes in operating assets and liabilities
Decrease in interest receivable	242,909
Increase in prepaid expenses	(15,794)
Decrease in interest payable	(35,089)
Increase in investment advisory fee payable	7,132
Decrease in other payables and accrued expenses due to affiliates	(74,445)
Decrease in directors fees payable	(22,750)
Increase in other payables and accrued expenses	81,608

Net cash flows provided by operating activities	11,907,247

Cash Flows From Financing Activities
Distributions paid to common shareholders	(18,680,948)
Distributions paid to preferred shareholders	(686,284)

Net cash flows used in financing activities	(19,367,232)

Net decrease in cash and cash equivalents	(7,459,985)

Cash and cash equivalents, beginning of year	29,158,515

Cash and cash equivalents, end of year	$21,698,530

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,122,748

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$811,136

22  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Period from February 25, 2013 (commencement of operations) to December 31, 2013

Cash Flows From Operating Activities

Net increase in net assets from operations	$20,464,633

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Used in Operating Activities
Net realized gain on investments	(569,675)
Net change in unrealized (appreciation)/depreciation on investments	(5,019,501)
Net amortization/(accretion) of premium/(discount)	(191,885)
Purchase of investment securities	(653,484,085)
Proceeds from disposition of investment securities	261,878,828
Amortization of deferred financing costs	73,937
Changes in operating assets and liabilities
Increase in interest receivable	(4,711,831)
Increase in prepaid expenses	(55,055)
Increase in interest payable	220,841
Increase in investment advisory fee payable	356,509
Increase in other payables and accrued expenses due to affiliates	578,231
Increase in other payables and accrued expenses	306,577

Net cash flows used in operating activities	(380,152,476)

Cash Flows From Financing Activities
Proceeds from borrowings under the credit facility	138,000,000
Deferred financing costs	(215,896)
Proceeds from capital stock issued	276,262,897
Offering costs	(578,352)
Distributions paid to common shareholders	(13,831,495)

Net cash flows provided by financing activities	399,637,154

Net increase in cash and cash equivalents	19,484,678

Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$19,484,678

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,052,645

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$18.73	$17.68	$19.10	(b)
Income from Investment Operations:
Net investment income	1.34	1.39	1.00
Net realized and unrealized gain/(loss) on investments	0.35	1.10	(1.46)
Distributions from net investment income to Series A Preferred Shareholders	(0.04)	(0.05)	(0.02)

Total from investment operations	1.65	2.44	(0.48)
Less Distributions Paid to Common Shareholders from:
Net investment income	(1.26)	(1.38)	(0.88)
Net realized gain on investments	—	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(1.26)	(1.39)	(0.90)
Common Share offering charges to paid-in capital	—	—	(0.04)
Net Asset Value, End of Period	$19.12	$18.73	$17.68
Market Value, End of Period	$18.10	$18.77	$16.01
Total return based on net asset value(c)	9.19%	14.23%	(2.43	)%(d)
Total return based on market value(c)	3.14%	26.41%	(15.62	)%(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	3.00%	3.21%	2.99	%(e)
Ratio of net expenses to average net assets	3.00%	3.18%	2.88	%(e)
Ratio of net investment income to average net assets(f)	7.03%	7.51%	6.49	%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	6.80%	7.25%	6.33	%(e)
Supplemental Data:
Portfolio turnover rate	72.0%	66.6%	41.5	%(d)
Net assets at end of period (000’s)	$297,731	$290,822	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	1,534	1,534	1,534
Liquidation and market value per Series A Preferred Shares	$20,000	$20,000	$20,000
Asset coverage per share(g)	$294,078	$289,574	$278,380
Loan outstanding (in 000’s)	$122,705	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding(h)	$3,676	$3,620	$3,480

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(h)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

24  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$19.10(b)
Income from Investment Operations:
Net investment income	1.03
Net realized and unrealized gain on investments	0.39

Total from investment operations	1.42
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.96)
Net realized gain on investments	(0.01)

Total distributions paid to Common Shareholders	(0.97)

Common share offering charges to paid-in capital	(0.04)

Net Asset Value, End of Period	$19.51
Market Value, End of Period	$18.00
Total return based on net asset value(c)	7.94%(d)
Total return based on market value(c)	(4.90)%(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	2.58%(e)
Ratio of net expenses to average net assets	2.55%(e)
Ratio of net investment income to average net assets	6.38%(e)
Supplemental Data:
Portfolio turnover rate	72.4%(d)
Net assets at end of period (000’s)	$282,177
Senior Securities:
Loan outstanding (in 000’s)	$138,000
Asset coverage per $1,000 of loan outstanding(f)	$3,045

(a)	From February 25, 2013 (commencement of operations) to December 31, 2013.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  25

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2013

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, collectively, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as non-diversified, closed-end management investment companies. AFT and AIF commenced operations on Febru-ary 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to the organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF will seek to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high-yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

The Funds are classified as “non-diversified” under the Investment Company Act. As a result, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Each Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

26  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Fund Valuation

The Funds’ net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean price provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds and collateralized loan obligations are priced based on valuations provided by an approved independent third-party pricing service or broker, if available. If market or broker quotations are not available or a price is not available from an independent third-party pricing service or broker, or if the price provided by the independent third-party pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1  —  Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement;

Level 2  —  Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3  —  Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

The valuation techniques used by the Funds to measure fair value at December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. All investments at December 31, 2013 were valued using prices provided by an approved third party pricing service and/or broker quotations or model derived valuations. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2013 are as follows:

Annual Report  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Apollo Senior Floating Rate Fund Inc.
Assets in Fair Value Hierarchy:	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable inputs
Cash and Cash Equivalents	$21,698,530	$21,698,530	$—	$—
Senior Loans	402,181,790	—	330,467,336	71,714,454
Corporate Notes and Bonds	30,210,372	—	28,447,520	1,762,852
Common Stocks	2,058,610	—	—	2,058,610
Warrants	8,237	—	—	8,237

Total Assets	$456,157,539	$21,698,530	$358,914,856	$75,544,153

AFT did not have any liabilities that were measured at fair value at December 31, 2013. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2013:

Apollo Senior Floating Rate Fund Inc.
	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Common Stocks	Warrants
Fair Value, beginning of period	$56,173,954	$50,723,074	$5,450,880	$—	$—
Purchases	44,666,401	37,786,543	1,667,000	5,212,858	—
Sales	(23,251,233)	(20,791,233)	(2,460,000)	—	—
Accrued discounts/(premiums)	149,495	146,206	3,289	—	—
Total net realized (loss)/gain	(344,987)	195,013	(540,000)	—	—
Change in net unrealized appreciation/(depreciation)	(2,835,956)	103,431	206,624	(3,154,248)	8,237
Transfers into Level 3	19,104,783	19,104,783	—	—	—
Transfers out of Level 3	(18,118,304)	(15,553,363)	(2,564,941)	—	—

Fair Value, end of period	$75,544,153	$71,714,454	$1,762,852	$2,058,610	$8,237

Investments were transferred in and out of Level 3 and in and out of Level 2 during the year ended December 31, 2013 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at Decem-ber 31, 2013 was $(2,686,675) for AFT.

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2013:

Apollo Senior Floating Rate Fund Inc.

Assets	Total Value at December 31, 2013	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range
Senior Loans	$71,714,454	Third party pricing and / or	Vendor / or broker	N/A	N/A
		broker quotations	quotations
Corporate Notes & Bonds	$1,762,852	Third party pricing and / or	Vendor / or broker	N/A	N/A
		broker quotations	quotations
Common Stocks	$2,058,610	Third party pricing and / or	Vendor / or broker	N/A	N/A
		broker quotations	quotations
Warrants	$8,237	Third party pricing and / or	Vendor / or broker	N/A	N/A
		broker quotations	quotations

28  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Apollo Tactical Income Fund Inc.
Assets in Fair Value Hierarchy:	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable inputs
Cash and Cash Equivalents	$19,484,678	$19,484,678	$—	$—
Senior Loans	231,860,578	—	189,920,909	41,939,669
Corporate Notes and Bonds	137,106,146	—	106,208,183	30,897,963
Asset-Backed Securities	36,695,214	—	18,781,414	17,913,800
Warrants	7,603	—	—	7,603

Total Assets	$425,154,219	$19,484,678	$314,910,506	$90,759,035

AIF did not have any liabilities that were measured at fair value at December 31, 2013. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2013:

Apollo Tactical Income Fund Inc.
	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Asset-Backed Securities	Warrants
Fair Value, beginning of period	$—	$—	$—	$—	$—
Purchases	92,167,198	43,071,456	31,326,992	17,768,750	—
Sales	(1,205,968)	(1,205,968)	—	—	—
Accrued discounts/(premiums)	82,040	49,759	17,705	14,576	—
Total net realized loss	(70,117)	(70,117)	—	—	—
Change in net unrealized appreciation/(depreciation)	(214,118)	94,539	(446,734)	130,474	7,603

Fair Value, end of period	$90,759,035	$41,939,669	$30,897,963	$17,913,800	$7,603

There were no investments transferred in or out of Level 3 or Level 2 during the year ended December 31, 2013. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2013 was $(214,118) for AIF.

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2013:

Apollo Tactical Income Fund Inc.

Assets	Total Value at December 31, 2013	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range
Senior Loans	$41,939,669	Third party pricing and / or broker	Vendor / or broker	N/A	N/A
		quotations	quotations
Corporate Notes & Bonds	$30,897,963	Third party pricing and / or broker	Vendor / or broker	N/A	N/A
		quotations	quotations
Asset-Backed Securities	$17,913,800	Third party pricing and / or broker	Vendor / or broker	N/A	N/A
		quotations	quotations
Warrants	$7,603	Third party pricing and / or broker	Vendor / or broker	N/A	N/A
		quotations	quotations

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of December 31, 2013, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2013, AFT recorded a U.S. Federal excise tax provision of $31,013, which is included in the Statement of Operations in other operating expenses, and it was deemed prudent for cash management purposes for the Fund to pay a nominal excise tax which is recorded in other payables and accrued expenses on the Statement of Assets and Liabilities and equated to $0.002 per common share. For the year ended December 31, 2013, AIF recorded a U.S. Federal excise tax provision of $28,967, which is included in the Statement of Operations in other operating expenses, and it was deemed prudent for cash management purposes for the Fund to pay a nominal excise tax which is recorded in other payables and accrued expenses on the Statement of Assets and Liabilities and equated to $0.002 per common share.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remain open for the years ended December 31, 2011 and 2012.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Fund may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to

30  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratio. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

New Pronouncements

In December 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance which will enhance disclosures required by U.S. GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. As the amendments are limited to disclosures only, the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In June 2013, the FASB issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics while allowing judgment in assessing certain typical characteristics. The fundamental characteristics that an investment company is required to have include the following: (1) it obtains funds from one or more investors and provides the investor(s) with investment management services; (2) it commits to its investor(s) that its business purpose and only substantive activities are investing the funds solely for returns from capital appreciation, investment income or both; and (3) it does not obtain returns or benefits from an investee or its affiliates that are not normally attributable to ownership interests. The typical characteristics of an investment company that an entity should consider before concluding whether it is an investment company include the following: (1) it has more than one investment; (2) it has more than one investor; (3) it has investors that are not related parties of the parent or the investment manager; (4) it has ownership interests in the form of equity or partnership interests; and (5) it manages substantially all of its investments on a fair value basis. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. Earlier application is prohibited. Fund management is in the process of evaluating the impact that this guidance will have on the Funds’ financial statements.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds (the “Investment Advisory Agreement”). For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2013, the Adviser earned fees of $4,493,778 and $3,178,782 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and record keeping services, compliance and legal

Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2013, the Adviser provided services under these agreements totaling $560,969 and $407,768 for AFT and AIF, respectively, exclusive of amounts waived by the Adviser for reimbursement, which is shown in the Statements of Operations as administrative services of the Adviser. Included in this amount is $79,270 and $79,087 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $0 and $59,351 for AFT and AIF, respectively, for the year ended December 31, 2013.

Each Fund has also entered into an Administration and Accounting Services Agreements (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”). Under the Administration Agreements, BNYMIS provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNYMIS for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ custodian. BNYMIS serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $276,088 and $208,500 for AFT and AIF, respectively, for the year ended December 31, 2013 which are included in the Statements of Operations in other operating expenses.

Board of Directors Fees

On an annual basis, AFT and AIF pay to each member of the Board who is not an “interested person” of the Funds (as defined in the Investment Company Act) an annual retainer of $12,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $3,000 per year from each Fund. The Funds also reimbursed independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations for the year ended December 31, 2013 is $90,604 and $103,736 of expenses related to the Board for AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Apollo Senior Floating Rate Fund Inc.	$314,221,421	$311,380,790
Apollo Tactical Income Fund Inc.	669,490,424	269,601,944

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high-yield bonds (i.e., “junk bonds”). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as collateralized debt obligations, collateralized loan obligations (“CLOs”) and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Market Risk

Global credit markets performed well in 2013 despite fears and uncertainty over the pace and impact tapering of the Fed’s quantitative easing program could have on the fragile U.S. economic expansion. Longer term, serious financial and liquidity problems remain in Europe and elsewhere in the world. Though growth expectations for 2014 have increased, should the economic outlook in Europe or the U.S. change, this and other events could impact the money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. Adverse consequences could extend to the issuers of the securities and other instruments held by the Funds and, as a result, could materially and adversely affect returns on the Funds’ investments, the ability of issuers to continue to pay their debt service or refinance and repay their loans or other liabilities as they become due and the Funds’ ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they could be material and adverse to the Funds.

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.
	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Common shares outstanding - Beginning of Period	15,530,498	$295,933,915	15,476,056	$294,933,046
Common shares issued as reinvestment of dividends	42,563	811,136	54,442	1,021,185
Permanent differences reclassified (primarily non-deductible expenses)	—	(31,013)	—	(20,316)

Common shares outstanding - End of Period	15,573,061	$296,714,038	15,530,498	$295,933,915

Apollo Tactical Income Fund Inc.
	Period Ended December 31, 2013*
	Shares	Amount
Common shares outstanding - Beginning of Period	5,236	$100,008
Common shares issued in connection with initial public offering	14,458,790	276,162,889 **
Offering costs	—	(578,352)
Permanent differences reclassified (primarily non-deductible expenses)	—	(28,967)

Common shares outstanding - End of Period	14,464,026	$275,655,578

* AIF commenced investment operations on February 25, 2013.

** Net of sales load totaling $13,012,911.

Offering costs were paid by AIF up to $0.04 per common share which totaled $578,352 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of AIF’s organizational expenses and offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,012,911, which was paid by AIF out of the proceeds.

See the tables below for details regarding dividends declared on common shares with a record date of January 1, 2013 or later through the date of this report:

Apollo Senior Floating Rate Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
November 9, 2012	January 16, 2013	January 18, 2013	January 31, 2013	$0.1050	$1,630,702	$1,496,613	$134,089
November 9, 2012	February 13, 2013	February 15, 2013	February 28, 2013	$0.1050	1,631,442	1,508,233	123,209
February 13, 2013	March 14, 2013	March 18, 2013	March 28, 2013	$0.1050	1,632,123	1,514,676	117,447
March 26, 2013	April 16, 2013	April 18, 2013	April 30, 2013	$0.1050	1,632,762	1,523,470	109,292
April 22, 2013	May 16, 2013	May 20, 2013	May 31, 2013	$0.1050	1,633,360	1,525,143	108,217
May 14, 2013	June 14, 2013	June 18, 2013	June 28, 2013	$0.1050	1,633,958	1,524,821	109,137
June 27, 2013	July 17, 2013	July 19, 2013	July 31, 2013	$0.1050	1,634,566	1,524,821	109,745
July 30, 2013	August 16, 2013	August 20, 2013	August 30, 2013	$0.1050	1,635,171	1,635,171	—
August 19, 2013	September 16, 2013	September 18, 2013	September 30, 2013	$0.1010	1,572,879	1,572,879	—
September 16, 2013	October 17, 2013	October 21, 2013	October 31, 2013	$0.0997	1,552,634	1,552,634	—
October 16, 2013	November 14, 2013	November 18, 2013	November 29, 2013	$0.0997	1,552,634	1,552,634	—
November 13, 2013	December 16, 2013	December 18, 2013	December 31, 2013	$0.0997	1,552,634	1,552,634	—
December 12, 2013	December 16, 2013	December 18, 2013	December 31, 2013	$0.0200	311,461	311,461	—
December 13, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.0997	1,552,634	1,552,634	—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.0997	1,552,634
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.0987	1,537,061

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Apollo Tactical Income Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
April 22, 2013	May 16, 2013	May 20, 2013	May 31, 2013	$0.1170	$1,692,291	$1,692,291	$—
May 14, 2013	June 14, 2013	June 18, 2013	June 28, 2013	$0.1170	1,692,291	1,692,291	—
June 27, 2013	July 17, 2013	July 19, 2013	July 31, 2013	$0.1170	1,692,291	1,692,291	—
July 30, 2013	August 16, 2013	August 20, 2013	August 30, 2013	$0.1170	1,692,291	1,692,291	—
August 19, 2013	September 16, 2013	September 18, 2013	September 30, 2013	$0.1170	1,692,291	1,692,291	—
September 16, 2013	October 17, 2013	October 21, 2013	October 31, 2013	$0.1170	1,692,291	1,692,291	—
October 16, 2013	November 14, 2013	November 18, 2013	November 29, 2013	$0.1170	1,692,291	1,692,291	—
November 13, 2013	December 16, 2013	December 18, 2013	December 31, 2013	$0.1170	1,692,291	1,692,291	—
December 12, 2013	December 16, 2013	December 18, 2013	December 31, 2013	$0.0300	433,921	433,921	—
December 13, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.1170	1,692,291	1,692,291	—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.1170	1,692,291
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.1170	1,692,291

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2013, permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss from Investments	Paid-In Capital
Apollo Senior Floating Rate Fund Inc.	$31,013	$—	$(31,013)
Apollo Tactical Income Fund Inc.	28,967	—	(28,967)

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2013, and 2012 was as follows:

Apollo Senior Floating Rate Fund Inc.
Distributions paid from Ordinary Income: *	2013	2012
Common Shareholders	$19,606,326	$21,449,425
Preferred Shareholders	677,510	738,358

Total Distributions	$20,283,836	$22,187,783

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year ended December 31, 2013 was as follows:

Apollo Tactical Income Fund Inc.
Distributions paid from Ordinary Income: *	2013
Common Shareholders	$13,972,249

Total Distributions	$13,972,249

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

As of December 31, 2013, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses
Apollo Senior Floating Rate Fund Inc.	$1,543,192	$—	$4,445,910	$(4,971,886)
Apollo Tactical Income Fund Inc.	1,501,954	—	5,019,397	—

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2013, long-term capital loss carryforwards are $4,971,886 for AFT, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2013 was:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Federal tax basis, cost	$430,013,099	$400,650,144

Unrealized appreciation	$8,710,845	$7,814,026
Unrealized depreciation	(4,264,935)	(2,794,629)

Net unrealized appreciation/(depreciation)*	$4,445,910	$5,019,397

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Note 8. Credit Agreement and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Funds return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

AFT has entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, AFT has issued shares of AFT’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015. The loan under the credit agreement and the aggregate liquidation preference of outstanding shares of preferred stock are allocated 80% and 20%, respectively. As of Decem-ber 31, 2013, AFT has $122,704,615 outstanding under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $122,704,615, the weighted average annual interest rate was 1.68% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $2,087,659. AFT is authorized to issue up to 1,534 Preferred Shares. As of December 31, 2013, 1,534 Preferred Shares are issued and outstanding with an aggregate liquidation preference of $30,680,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on AFT’s Preferred Shares was 2.18% and the dividends on AFT’s Preferred Shares, which are included in the Statements of Operations, were $677,510.

The fair value of the AFT’s borrowings under the credit agreement and Preferred Shares approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

Subject to certain conditions, the loans under AFT’s credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if AFT has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that AFT reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in AFT’s registration statement or by the Investment Company Act. As of December 31, 2013, AFT was not aware of any instances of non-compliance related to the credit agreement or the Preferred Shares.

In connection with AFT’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by AFT and have been recorded as a deferred financing cost in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 26, 2013, AIF entered into a $138,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. as lender and administrative agent. AIF may borrow on a revolving basis until April 26, 2015. Any loans outstanding under the credit facility must be repaid in full on April 26, 2015. The loans generally bear interest at a rate of three-month LIBOR plus 1.20%. As of December 31, 2013, AIF has $138,000,000 outstanding under the credit facility. The average daily loan balance outstanding on days where borrowings existed was $129,936,975, the weighted average annual interest rate was 1.47% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,260,314.

The fair value of AIF’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2013, AIF was not aware of any instances of non-compliance related to the credit facility.

In connection with AIF’s entry into the credit facility, certain debt financing costs were incurred by AIF and have been recorded as a deferred financing cost in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs in included in the Statements of Operations. Also included in interest and commitment fee expense on the Statements of Operations is $13,171 related to fees incurred for the credit agreement for the period between April 26, 2013 and June 10, 2013, the commitment termination date.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2013

Note 9. Unfunded Loan Commitments

As of December 31, 2013, the Senior Floating Rate Fund had unfunded loan commitments, which could be extended at the option of the borrower, as detailed below:

Apollo Senior Floating Rate Fund Inc.
Borrower	Unfunded Loan Commitment
Power Buyer, LLC	$64,505

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any applicable unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2013 the Fund recorded a discount on an unfunded transaction of $229, which is included in other payables and accrued expenses on the Statement of Assets and Liabilities. The net change in unrealized depreciation on the unfunded transaction of $381 is recorded in the Statement of Operations.

Note 10. Indemnification

The Funds have a variety of indemnification obligations under contracts with its service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

Ms. Sarsfield has tendered her resignation as the Treasurer and Chief Financial Officer of the Funds and expects to leave the Funds on March 6, 2014. Upon Ms. Sarsfield’s departure it is expected that Frank Marra will become the Treasurer and Chief Financial Officer of the Funds.

Annual Report  |  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Apollo Senior Floating Rate Fund Inc. (“AFT”) including the schedule of investments, as of December 31, 2013 and the related statements of operations and cash flows for the year ended December 31, 2013, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2013 and 2012 and for the period February 23, 2011 (commencement of operations) through December 31, 2011. Also, we have audited the accompanying statement of assets and liabilities of Apollo Tactical Income Fund Inc. (“AIF”, together with AFT, the “Funds”), including the schedule of investments, as of December 31, 2013 and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period February 25, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AFT as of December 31, 2013 the results of its operations and its cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period February 23, 2011 (commencement of operations) through December 31, 2011 and for the years ended December 31, 2013 and 2012; and the financial position of AIF as of December 31, 2013 and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period February 25, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, NY

February 18, 2014

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2013 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2013 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“Apollo Funds”) and other public directorships.

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
INTERESTED DIRECTORS(2)
Barry Cohen (Age 61)	Director and Chairman of the Board	AFT and AIF Director since 2011; current terms end at the 2015 annual meeting.	President, Apollo Global Securities, LLC since 2011; Senior Managing Director, Apollo Capital Markets since 2008.	2	HFA Holdings Limited.

INDEPENDENT DIRECTORS(3)
Robert L. Borden (Age 50)	Director	AFT and AIF Director since November 2013; current terms end at the 2016 annual meeting.	Managing Partner and Chief Investment Officer, Delegate Advisors, LLC since 2011; Chief Executive Officer and Chief Investment Officer, South Carolina Retirement System Investment Commission from 2006 to 2011, Chairman of the Investment Committee of the South Carolina Deferred Compensation Commission from 2006 to 2012.	2	None.

Glenn N. Marchak(4) (Age 57)	Director	AFT and AIF Director since 2011; current terms end at the 2016 annual meeting.	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008.	2	None.

Carl J. Rickertsen(5) (Age 53)	Director	AFT and AIF Director since 2011; current terms end at the 2016 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Noranda Aluminum Holding Corporation; Berry Plastics Group, Inc.; MicroStrategy Incorporated; until 2010, Convera Corporation.

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2013 (unaudited)

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Todd J. Slotkin(6) (Age 60)	Director	AFT and AIF Director since 2011; current terms end at the 2016 annual meeting.	Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2007 to 2008 and since 2011; Senior Managing Director, Irving Place Capital (private equity investment firm).	2	CBIZ, Inc.; until 2012, Martha Stewart Living Omnimedia, Inc.

Elliot Stein, Jr. (Age 65)	Director	AFT and AIF Director since 2011; current terms end at the 2015 annual meeting.	Chairman of Acertas LLC and Senturion Forecasting since 2013; Chairman of Caribbean International News Corporation from 1985 to 2013; Managing Director of Commonwealth Capital Partners.	2	Apollo Investment Corporation; Global Cornerstone Holdings Limited; and Bizzingo Inc.

EXECUTIVE OFFICERS(7)
Joseph Moroney (Age 42)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Loan product manager, Apollo Management L.P. since 2008.	N/A	N/A

Jodi Sarsfield (Age 42)	Treasurer and Chief Financial Officer	AFT since 2011 and AIF since 2013; Resignation effective March 6, 2014.	Controller, AP Alternative Assets, L.P. from 2007 to 2012 and Apollo Palmetto Strategic Partnership, L.P. from 2008 to 2012.	N/A	N/A

Joseph D. Glatt (Age 40)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively.	N/A	N/A

Cindy Michel (Age 40)	Chief Compliance Officer	AFT since 2011 and AIF since 2013.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC since 2007.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)

“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser. John Hannan, former “Interested Director” for the Funds, resigned in November 2013.

(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Mr. Marchak serves as chairman of the Audit Committee.
(5)	Mr. Rickertsen serves as chairman of the Nominating and Corporate Governance Committee.
(6)	Mr. Slotkin serves as the Lead Independent Director.
(7)	Executive officers of the Funds serve at the pleasure of the Board of Directors.

Annual Report  |  43

Important Information About This Report

Investment Adviser

Apollo Credit Management LLC

9 West 57th Street

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2013 are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http:// www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

—	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
—	Website information, including any information captured through our use of “cookies”; and
—	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

44  |  Annual Report

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9 West 57th Street New York, NY 10019

1-888-301-3838  •  www.agmfunds.com

12/31/13

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.agmfunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2012 and December 31, 2013 were $190,000 and $190,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. “Audit-related fees” are for audit-related services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the registrant’s common stock. The aggregate audit-related fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,420 and $7,420, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 to Service Affiliates were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate such all other fees billed in the fiscal years ended December 31, 2012 and December 31, 2013 to Service Affiliates were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2012 and December 31, 2013 were $7,420 and $7,420, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

2

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 31, 2013, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Senior Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is head of Apollo Credit Management, LLC’s (the “Adviser”) U.S. Performing Credit business and is the senior portfolio manager for the registrant. Mr. Moroney joined the Adviser from Aladdin Capital Management where he served as the Senior Managing Director and Senior Portfolio Manager in the Leveraged Loan Group. Mr. Moroney’s career spans 19 years, focused in financial advisory and investment management, with experience at various leading financial services firms including Merrill Lynch Investment Managers. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering, and he holds the Chartered Financial Analyst designation.

Bret Leas	Portfolio Manager	Joined Apollo in 2009 Portfolio Manager since registrant’s inception

Mr. Leas is co-head of the Adviser’s Structured Credit business and is a portfolio manager for the registrant. Mr. Leas joined the Adviser from Barclays Capital where he was a Director and served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, collateralized debt obligations and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.

Alexander B. Wright	Portfolio Manager	Joined Apollo in 2011 Portfolio Manager since registrant’s inception

Mr. Wright serves as a portfolio manager of the registrant. Prior to joining Apollo, Mr. Wright was with GSC Group where he served in a variety of different roles most recently as the Chief Administrative Officer and Chief Financial Officer. Prior to these executive roles he was the head of the U.S. Corporate Debt business. From 2003 to 2007, Mr. Wright served as head of origination for the U.S. Corporate Debt business. Prior to that, Mr. Wright was with IBJ Whitehall Bank & Trust Corporation and Chemical Banking Corporation. Mr. Wright graduated from Rutgers College with a BA in Political Science and a minor in Economics, and from Fordham University with an MBA degree.

(a)(2) As of December 31, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets (1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.420 billion	None	None
Other Pooled Investment Vehicles:	5	$6.788 billion	4	$6.758 billion
Other Accounts:	None	None	None	None

Bret Leas
Registered Investment Companies:	1	$0.420 billion	None	None
Other Pooled Investment Vehicles:	7	$1.933 billion	2	$0.198 billion
Other Accounts:	10	$2.697 billion	3	$2.261 billion

Alexander B. Wright
Registered Investment Companies:	1	$0.420 billion	None	None
Other Pooled Investment Vehicles:	4	$1.469 billion	1	$0.506 billion
Other Accounts:	None	None	None	None

(1)	Total assets represent assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to management fees.

(3)

Joseph Moroney is responsible for the oversight of the entire U.S. Performing Credit group which had AUM of $22.2 billion as of December 31, 2013. The disclosures above only reflect those accounts where the Portfolio Managers have direct day-to-day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates (“Apollo”) provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio

Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4) Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2013 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	$50,001 - $100,000
Bret Leas	$50,001 - $100,000
Alexander B. Wright	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(other)	Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	02/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	02/28/14

By (Signature and Title)	/s/ Jodi Sarsfield
Jodi Sarsfield, Treasurer and Chief Financial Officer
(principal financial officer)

Date	02/28/14